                         FORM 3 JOINT FILER INFORMATION

Name:                          RFE Investment Partners V, L.P.

Address:                       36 Grove Street
                               New Canaan, CT  06840

Designated Filer:              RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:        Sun Healthcare Group, Inc.
                               (SUNH)

Date of Event Requiring        December 9, 2005
Statement:

Signature:                     /s/ Michael J. Foster
                               ---------------------------------
                               Michael J. Foster
                               Attorney-in-fact

Name:                          RFE VI SBIC, L.P.

Address:                       36 Grove Street
                               New Canaan, CT  06840

Designated Filer:              RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:        Sun Healthcare Group, Inc.
                               (SUNH)

Date of Event Requiring        December 9, 2005
Statement:

Signature:                     /s/ Michael J. Foster
                               ---------------------------------
                               Michael J. Foster
                               Attorney-in-fact

Name:                          RFE Associates V, L.P.

Address:                       36 Grove Street
                               New Canaan, CT  06840

Designated Filer:              RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:        Sun Healthcare Group, Inc.
                               (SUNH)

Date of Event Requiring        December 9, 2005
Statement:

Signature:                     /s/ Michael J. Foster
                               ---------------------------------
                               Michael J. Foster
                               Attorney-in-fact

Name:                          RFE Associates VI SBIC, LLC

Address:                       36 Grove Street
                               New Canaan, CT  06840

Designated Filer:              RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:        Sun Healthcare Group, Inc.
                               (SUNH)

Date of Event Requiring        December 9, 2005
Statement:

Signature:                     /s/ Michael J. Foster
                               ---------------------------------
                               Michael J. Foster
                               Attorney-in-fact

Name:                          RFE Investment Partners VI, L.P.

Address:                       36 Grove Street
                               New Canaan, CT  06840

Designated Filer:              RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:        Sun Healthcare Group, Inc.
                               (SUNH)

Date of Event Requiring        December 9, 2005
Statement:

Signature:                     /s/ Michael J. Foster
                               ---------------------------------
                               Michael J. Foster
                               Attorney-in-fact

Name:                          RFE Associates VI, LLC

Address:                       36 Grove Street
                               New Canaan, CT  06840

Designated Filer:              RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:        Sun Healthcare Group, Inc.
                               (SUNH)

Date of Event Requiring        December 9, 2005
Statement:

Signature:                     /s/ Michael J. Foster
                               ---------------------------------
                               Michael J. Foster
                               Attorney-in-fact

Name:                          RFE Management Corp.

Address:                       36 Grove Street
                               New Canaan, CT  06840

Designated Filer:              RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:        Sun Healthcare Group, Inc.
                               (SUNH)

Date of Event Requiring        December 9, 2005
Statement:

Signature:                     /s/ Michael J. Foster
                               ---------------------------------
                               Michael J. Foster
                               Attorney-in-fact

Name:                          Michael J. Foster

Address:                       RFE Management Corp.
                               36 Grove Street
                               New Canaan, CT  06840

Designated Filer:              RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:        Sun Healthcare Group, Inc.
                               (SUNH)

Date of Event Requiring        December 9, 2005
Statement:

Signature:                     /s/ Michael J. Foster
                               ---------------------------------
                               Michael J. Foster
                               Attorney-in-fact

Name:                          James A. Parsons

Address:                       RFE Management Corp.
                               36 Grove Street
                               New Canaan, CT  06840

Designated Filer:              RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:        Sun Healthcare Group, Inc.
                               (SUNH)

Date of Event Requiring        December 9, 2005
Statement:

Signature:                     /s/ Michael J. Foster
                               ---------------------------------
                               Michael J. Foster
                               Attorney-in-fact

Name:                          Howard C. Landis

Address:                       RFE Management Corp.
                               36 Grove Street
                               New Canaan, CT  06840

Designated Filer:              RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:        Sun Healthcare Group, Inc.
                               (SUNH)

Date of Event Requiring        December 9, 2005
Statement:

Signature:                     /s/ Michael J. Foster
                               ---------------------------------
                               Michael J. Foster
                               Attorney-in-fact

            Following this page are copies of powers of attorney for:

                         RFE Investment Partners V, L.P.

                                RFE VI SBIC, L.P.

                             RFE Associates V, L.P.

                           RFE Associates VI SBIC, LLC

                        RFE Investment Partners VI, L.P.

                             RFE Associates VI, LLC

                              RFE Management Corp.

                                Michael J. Foster

                                James A. Parsons

                                Howard C. Landis

                         SECTION 16(a) POWER OF ATTORNEY

        Know all by these presents, that each of the undersigned hereby constitutes and appoints each of Michael J. Foster and James A. Parsons, signing singly, such undersigned's true and lawful attorney-in-fact to:

        (1)     prepare, and execute, for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner of the equity securities of any of the companies listed on Exhibit A hereto or any other company (each a "Portfolio Company"), Forms 3, 4, and
                5 in accordance with Section 16(a) of the Securities Exchange
                Act of 1934, as amended (the "Act") and the rules thereunder and/or any other form required by Section 16(a) of the Act and the rules thereunder;

        (2)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and/or any other form required by Section 16(a) of the Act and the rules thereunder and timely file such form with the United States Securities and Exchange
                Commission and any stock exchange or similar authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such information, terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        Each of the undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Each of the undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of such undersigned's responsibilities to comply with Section 16 of the Act.

        This Power of Attorney shall remain in full force and effect with respect to each of the undersigned until the later of (i) January 1, 2010 or
(ii) the date on which such undersigned is no longer required to file Forms 3,
4, and 5 and/or any other form required by Section 16(a) of the Act and the rules thereunder with respect to such undersigned's holdings of and transactions in securities issued by any Portfolio Company, unless earlier revoked by such undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

                        [Signatures follow on next page.]

        IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed on its behalf as of this 9th of December, 2005.

RFE INVESTMENT PARTNERS V, L.P.           RFE Associates V, L.P.

By: RFE Associates V, L.P.,               By: /s/ Michael J. Foster
    its General Partner                       -----------------------------
                                              Name:  Michael Foster
                                              Title:  General Partner
By: /s/ Michael J. Foster
    ----------------------------
    Name:  Michael Foster
    Title:  General Partner

RFE VI SBIC, L.P.                         RFE Associates VI SBIC, LLC

By: RFE Associates VI SBIC, LLC,          By: RFE Investment Partners VI, L.P.,
    its General Partner                       its Sole Member

By: RFE Investment Partners VI, L.P.,     By: RFE Associates VI, LLC, its
    its Sole Member                           General Partner

By: RFE Associates VI, LLC, its           By: /s/ Michael J. Foster
    General Partner                           -----------------------------
                                              Name:  Michael Foster
                                              Title:  Managing Member
By: /s/ Michael J. Foster
    ----------------------------
    Name:  Michael Foster
    Title:  Managing Member

RFE Investment Partners VI, L.P.          RFE Associates VI, LLC

By: RFE Associates VI, LLC, its           By: /s/ Michael J. Foster
    General Partner                           -----------------------------
                                              Name:  Michael Foster
                                              Title:  Managing Member
By: /s/ Michael J. Foster
    ----------------------------
    Name:  Michael Foster
    Title:  Managing Member

RFE MANAGEMENT CORP.

By: /s/ Michael J. Foster
    --------------------------
    Name:  Michael Foster
    Title:  Vice President

                                                                       EXHIBIT A

Sun Healthcare Group, Inc.

                         SECTION 16(a) POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints each of Michael J. Foster and James A. Parsons, signing singly, the undersigned's true and lawful attorney-in-fact to:

        (1)     prepare, and execute, for and on behalf of the undersigned, in the undersigned's capacity as an officer, director or beneficial owner of the equity securities of any of the companies listed on
                Exhibit A hereto or any other company (each a "Portfolio
                Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act") and the rules thereunder and/or any other form required by Section
                16(a) of the Act and the rules thereunder;

        (2)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and/or any other form required by Section 16(a) of the Act and the rules thereunder and timely file such form with the United States Securities and Exchange
                Commission and any stock exchange or similar authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such information, terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Act.

        This Power of Attorney shall remain in full force and effect until the later of (i) January 1, 2010 or (ii) the date on which the undersigned is no longer required to file Forms 3, 4, and 5 and/or any other form required by
Section 16(a) of the Act and the rules thereunder with respect to the undersigned's holdings of and transactions in securities issued by any Portfolio
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th of December, 2005.

                                        /s/ Michael J. Foster
                                        ----------------------------------
                                        Signature

                                        Michael J. Foster
                                        ----------------------------------
                                        Print Name

                                                                       EXHIBIT A

Sun Healthcare Group, Inc.

                         SECTION 16(a) POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints each of Michael J. Foster and James A. Parsons, signing singly, the undersigned's true and lawful attorney-in-fact to:

        (1)     prepare, and execute, for and on behalf of the undersigned, in the undersigned's capacity as an officer, director or beneficial owner of the equity securities of any of the companies listed on
                Exhibit A hereto or any other company (each a "Portfolio
                Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act") and the rules thereunder and/or any other form required by Section
                16(a) of the Act and the rules thereunder;

        (2)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and/or any other form required by Section 16(a) of the Act and the rules thereunder and timely file such form with the United States Securities and Exchange
                Commission and any stock exchange or similar authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such information, terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Act.

        This Power of Attorney shall remain in full force and effect until the later of (i) January 1, 2010 or (ii) the date on which the undersigned is no longer required to file Forms 3, 4, and 5 and/or any other form required by
Section 16(a) of the Act and the rules thereunder with respect to the undersigned's holdings of and transactions in securities issued by any Portfolio
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th of December, 2005.

                                        /s/ James A. Parsons
                                        -----------------------------------
                                        Signature

                                        James A. Parsons
                                        -----------------------------------
                                        Print Name

                                                                       EXHIBIT A

Sun Healthcare Group, Inc.

                         SECTION 16(a) POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints each of Michael J. Foster and James A. Parsons, signing singly, the undersigned's true and lawful attorney-in-fact to:

        (1)     prepare, and execute, for and on behalf of the undersigned, in the undersigned's capacity as an officer, director or beneficial owner of the equity securities of any of the companies listed on
                Exhibit A hereto or any other company (each a "Portfolio
                Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act") and the rules thereunder and/or any other form required by Section
                16(a) of the Act and the rules thereunder;

        (2)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and/or any other form required by Section 16(a) of the Act and the rules thereunder and timely file such form with the United States Securities and Exchange
                Commission and any stock exchange or similar authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such information, terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Act.

        This Power of Attorney shall remain in full force and effect until the later of (i) January 1, 2010 or (ii) the date on which the undersigned is no longer required to file Forms 3, 4, and 5 and/or any other form required by
Section 16(a) of the Act and the rules thereunder with respect to the undersigned's holdings of and transactions in securities issued by any Portfolio
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th of December, 2005.

                                        /s/ Howard C. Landis
                                        -----------------------------------
                                        Signature

                                        Howard C. Landis
                                        -----------------------------------
                                        Print Name

                                                                       EXHIBIT A

Sun Healthcare Group, Inc.